                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: November 7, 2000
                          ----------------------------

                        (Date of earliest event reported)

                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2000-C OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       333-82763                               51-6518237


(State or Other Jurisdiction       (Commission File Number)           (I.R.S. Employer Identification No.)
      of Incorporation)

                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013

ITEM 5. OTHER EVENTS

              On November 15, 2000, Nissan Auto Receivables Corporation ("NARC") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of November 15, 2000, pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On November 15, 2000, Nissan Auto Receivables 2000-C Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of August 24, 2000, as amended by the Amended and Restated Trust Agreement, dated as of November 15, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of November 15, 2000 (the "Sale and Servicing Agreement"), by and among the Trust, NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on November 15, 2000, the Trust caused the issuance, pursuant to an Indenture, dated as of November 15, 2000 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes:
Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance of $698,500,000, were sold to Chase Securities Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated November 7, 2000 (the "Underwriting Agreement"), by and among NARC, NMAC and Chase Securities Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-82763).

              Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

              Attached as Exhibit 1.1 is the Underwriting Agreement.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

       The exhibit number corresponds with Item 601(a) of Regulation S-K.

        Exhibit No.             Description
        -----------             -----------
        Exhibit 1.1             Underwriting Agreement, dated November 7, 2000, among NARC,
                                NMAC and Chase Securities Inc., on behalf of itself and as a representative of the several Underwriters.
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

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   NISSAN AUTO RECEIVABLES CORPORATION


                                   By:  /s/  Joji Tagawa
                                       -----------------------------------------
                                      Name: Joji Tagawa
                                      Title:Treasurer

Date:  November 15, 2000




                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.         Description
-----------         -----------
Exhibit 1.1         Underwriting Agreement, dated November 7, 2000, among NARC, NMAC and
                    Chase Securities Inc., on behalf of itself and as a representative of the several Underwriters.
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